Filed pursuant to Rule 497(e)
Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF

Supplement dated June 13, 2024, to the Fund’s
Statutory Prospectus and Statement of Additional Information, each dated April 29, 2024

This supplement amends certain information in the Prospectus and Statement of Additional Information (“SAI”), each dated April 29, 2024, of Gabelli Growth Innovators ETF (the “Fund”), a series of Gabelli ETFs Trust. Unless otherwise indicated, all other information included in the Prospectus or SAI, or any previous supplements thereto that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings assigned to them in the Prospectus or SAI.

Addition of Portfolio Manager

Effective June 1, 2024, Mr. John Belton was added as a portfolio manager to the portfolio management team for the Fund.

To reflect the changes to the portfolio management team, please note the following changes to the Prospectus:

The following paragraph replaces the disclosure in the sub-section entitled Management – The Portfolio Managers” beginning on page 9:

The Portfolio Managers. Mr. Howard F. Ward, CFA, portfolio manager of the Adviser and Chief Investment Officer of Growth Products for GAMCO Investors, Inc., has served as a portfolio manager of the Fund since inception. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as a portfolio manager of the Fund since June 1, 2024.

The following paragraphs are added as paragraph 6 to the sub-section “Management of the Funds – The Portfolio Managers” beginning on page 89:

Mr. John Belton, CFA, has been a portfolio manager of the Growth Innovator Fund since June 1, 2024. Mr. Belton joined the Adviser in January 2024 and currently serves as a Managing Director of its Growth Products. Mr. Belton was most recently an Investment Analyst and Partner at Absolute Partners Global. Prior to joining Absolute in 2021, Mr. Belton was an Equity Research Analyst at Evercore ISI for six years, culminating as a Vice President, Equity Research. Mr. Belton holds an MBA with Honors in Finance and Economics from Columbia Business School, a BA in Mathematics and Philosophy from Boston College, and is a CFA Charterholder.

Please also note the following changes to the SAI:

In the “Investment Advisory and Other Services” section, under the “Portfolio Manager Information – Other Accounts Managed” sub-section, the following information for Mr. Belton is provided as of May 31, 2024, and supplements the current information in the table as of December 31, 2023 for the other accounts managed information for the Fund:

EXCLUDES GROWTH INNOVATORS FUND

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
John Belton	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	Less than $100K	0	$0

In the “Investment Advisory and Other Services” section, under the “Ownership of Shares in the Funds” sub-section, the following is added:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
John Belton	Growth Innovators Fund	A

* Key to Dollar Ranges – Information as of December 31, 2023

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE